Benefit Plans - Schedule of Employee Stock Ownership Plan (ESOP) Disclosures (Detail) (USD $)	Dec. 31, 2014	Jun. 30, 2014	Jun. 30, 2013
Compensation and Retirement Disclosure [Abstract]
Allocated shares		1,113,602	989,049
Total shares distributed due to employee resignations/terminations		159,514	138,657
Shares committed to be released		84,660	84,594
Unearned shares	315,195	387,924	533,400
Total ESOP Shares		1,745,700	1,745,700
Fair value of unearned shares		$ 5,873,169	$ 5,595,366